U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 1st_, 2013

PRIME GLOBAL CAPITAL GROUP INCORPORATED

(Exact name of small business issuer as specified in its charter)

Nevada	333-158713	26-4309660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

11-2, Jalan 26/70A, Desa Sri Hartamas

50480 Kuala Lumpur, Malaysia

 (Address of principal executive offices)

+603 6201 3198

(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

On March 1, 2013, the Board of Directors of Prime Global Capital Group Incorporated, a Nevada corporation (“we” or “us”), approved the dismissal of Borgers & Cutler CPA’s PLLC (“B&C”) as our independent accountant due to the dissolution of B&C. B&C audited our consolidated financial statements for the fiscal years ended October 31, 2012 and 2011, and reviewed our financial statements for the related interim periods. Concurrently therewith, we retained the firm of BF Borgers CPA PC (“Borgers PC”), to audit our financial statement for our fiscal year ending October 31, 2013.

In connection with the audit of our financial statements as of and for the fiscal years ended October 31, 2012 and 2011, there were no disagreements with B&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of B&C, would have caused them to make reference in connection with its reports to the subject matter of the disagreements. None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal years ended October 31, 2012 and 2011.

The audit report of B&C on our consolidated financial statements as of and for the years ended October 31, 2012 and 2011, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except with respect to the audit report for the year ended October 31, 2011, which stated as follows:

“In our opinion, because of the effect of the material weakness described above on the achievement of the objectives of the control criteria, Prime Global Capital Group Incorporated has not maintained effective internal control over financial reporting as of October 31, 2011, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).”

We have requested that B&C furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.1.

During the fiscal years ended October 31, 2012 and 2011, and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted Borgers PC regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and Borgers PC did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with B&C on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of B&C, would have caused B&C to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit

16.1	Letter from Borgers & Cutler CPA’s PLLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GLOBAL CAPITAL GROUP INCORPORATED
(Registrant)

Dated: March 1, 2013	By:	/s/ Liong Tat Teh
Liong Tat Teh Chief Financial Officer

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